                                                                    Exhibit 99.1



FOR IMMEDIATE RELEASE                                           October 19, 2006



           PARKVALE FINANCIAL CORPORATION ANNOUNCES INCREASED EARNINGS
                      FOR THE FIRST QUARTER OF FISCAL 2007


     PARKVALE FINANCIAL CORPORATION MONROEVILLE, PA (NASDAQ: PVSA) REPORTED NET INCOME FOR THE QUARTER ENDED SEPTEMBER 30, 2006, OF $3.5 MILLION OR $0.61 PER DILUTED SHARE, UP 7.8%, COMPARED TO NET INCOME OF $3.2 MILLION OR $0.57 PER DILUTED SHARE FOR THE QUARTER ENDED SEPTEMBER 30, 2005. The $253,000 increase in net income for the September 2006 quarter reflects an increase in net interest income of $155,000 and higher noninterest income of $345,000, offset by an increase in related income tax expense. Net interest income increased to $9.6 million from $9.4 million for the prior period. Return on average equity was 11.17% for the September 2006 quarter.

     Parkvale Financial Corporation is the parent of Parkvale Bank, which has 47 offices in the Tri-State area and assets of $1.9 billion at September 30, 2006.


     (Condensed Consolidated Statement of Operations and selected financial data is attached.)

Contact:   Robert J. McCarthy, Jr.           Timothy G. Rubritz
           President and CEO                 Chief Financial Officer
           (412) 373-4815                    (412) 373-4817
                                             email: timothy.rubritz@parkvale.com

                         PARKVALE FINANCIAL CORPORATION
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In Thousands except per share data)
                                   (Unaudited)

                                                           THREE MONTHS ENDED
                                                              SEPTEMBER 30,
                                                           2006          2005
                                                         --------      --------
Total interest income                                    $ 23,929      $ 21,652
Total interest expense                                     14,338        12,216
                                                         --------      --------
      Net interest income                                   9,591         9,436
Provision for loan losses                                     204           136
                                                         --------      --------
      Net interest income after provision for losses        9,387         9,300


Gain (loss) on sale of assets                                  (9)           --
Noninterest income                                          2,637         2,283
Total noninterest expense                                   6,847         6,840
                                                         --------      --------

      Income before income taxes                            5,168         4,743
Income tax expense                                          1,687         1,515
                                                         --------      --------

Net income                                               $  3,481      $  3,228
                                                         ========      ========

Basic earnings per share                                 $   0.61      $   0.57
Diluted earnings per share                               $   0.61      $   0.57
Dividend per share                                       $   0.20      $   0.20


                             SELECTED FINANCIAL DATA
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                    SEPT. 30,        June 30,       Sept. 30,
                                                       2006            2006           2005
                                                    ----------      ----------      ----------
Total assets                                        $1,923,586      $1,858,715      $1,848,671
Savings deposits                                     1,519,881       1,451,764       1,447,590
Total loans, net                                     1,214,310       1,217,328       1,196,538
Loan loss reserves                                      14,957          14,907          15,150
Non-performing assets                                    6,994           4,564           6,632
Ratio of classified assets to total assets                0.36%           0.25%           0.36%
Allowance for loan losses as a % of gross loans           1.22%           1.21%           1.25%
Total shareholders' equity                          $  125,218      $  122,704      $  115,079
Book value per share                                     22.05           21.64           20.43



                               OTHER SELECTED DATA

                                                           THREE MONTHS ENDED
                                                             SEPTEMBER 30,
                                                           2006       2005
                                                           -----      -----
Average yield earned on all interest-earning assets         5.46%      4.90%
Average rate paid on all  interest-bearing liabilities      3.34%      2.81%
Average interest rate spread                                2.12%      2.09%
Return on average assets                                    0.75%      0.69%
Return on average equity                                   11.17%     11.27%
Other expense to average assets                             1.48%      1.46%

                         PARKVALE FINANCIAL CORPORATION

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                (Dollar Amounts in Thousands, except share data)



                                                           SEPT. 30,        June 30,
                         ASSETS                              2006              2006
                                                          -----------      -----------
Cash and noninterest-earning deposits                     $    27,664      $    25,676
Federal funds sold                                            180,000          104,000
                                                          -----------      -----------
Cash and cash equivalents                                     207,664          129,676

Interest-earning deposits in other institutions                 8,004            8,307
Investment securities available for sale (cost of
 $27,361 at September 30 and $27,755 at June 30)               27,664           27,917
Investment securities held to maturity (fair value of
 $384,476 at September 30 and $389,964 at June 30)            387,800          397,266
Loans, net of allowance of $14,957 at September 30
   and $14,907 at June 30                                   1,214,310        1,217,328
Foreclosed real estate, net                                     1,707              975
Office properties and equipment, net                           17,361           17,592
Goodwill                                                       25,634           25,634
Intangible assets and deferred charges                          6,293            6,532
Prepaid expenses and other assets                              27,149           27,488
                                                          -----------      -----------

                                            Total assets  $ 1,923,586      $ 1,858,715
                                                          ===========      ===========

           LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Deposits                                                  $ 1,519,881      $ 1,451,764
Advances from Federal Home Loan Bank                          216,827          221,885
Trust preferred securities                                     32,200           32,200
Other debt                                                     20,413           17,528
Escrow for taxes and insurance                                  3,973            7,292
Other Liabilities                                               5,074            5,342
                                                          -----------      -----------

                                       Total Liabilities    1,798,368        1,736,011
                                                          -----------      -----------

SHAREHOLDERS' EQUITY
Preferred Stock ($1.00 par value; 5,000,000
  shares authorized; 0 shares issued)                              --               --
Common Stock ($1.00 par value; 10,000,000 shares
  authorized; 6,734,894 shares issued)                          6,735            6,735
Additional Paid in Capital                                      3,481            3,517
Treasury Stock at cost (1,055,152 shares in September
   and 1,065,830 in June)                                     (20,491)         (20,620)
Accumulated Other Comprehensive Income                            192              116
Retained earnings                                             135,301          132,956
                                                          -----------      -----------

                              Total Shareholders' Equity      125,218          122,704
                                                          -----------      -----------

              Total Liabilities and Shareholders' Equity  $ 1,923,586      $ 1,858,715
                                                          ===========      ===========

                         PARKVALE FINANCIAL CORPORATION
                 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
              (Dollar Amounts in Thousands, except per share data)



                                                         THREE MONTHS ENDED
                                                            SEPTEMBER 30,
                                                        2006          2005
                                                      --------      --------
Interest Income:
  Loans                                               $ 17,676      $ 16,341
  Investments                                            4,694         4,536
  Federal funds sold                                     1,559           775
                                                      --------      --------

      Total interest income                             23,929        21,652
                                                      --------      --------

Interest Expense:
  Savings deposits                                      10,675         8,725
  Borrowings                                             2,910         2,899
  Trust preferred securities                               753           592
                                                      --------      --------

      Total interest expense                            14,338        12,216
                                                      --------      --------

Net interest income                                      9,591         9,436
Provision for loan losses                                  204           136
                                                      --------      --------

Net interest income after
   provision for losses                                  9,387         9,300
                                                      --------      --------

Noninterest Income:
  Service charges on deposit accounts                    1,815         1,589
  Other fees and service charges                           330           339
  Gain (loss) on sale of assets                             (9)            0
  Other                                                    492           355
                                                      --------      --------

      Total noninterest income                           2,628         2,283
                                                      --------      --------

Noninterest Expense:
  Compensation and employee benefits                     3,763         3,698
  Office occupancy                                       1,185         1,262
  Marketing                                                122           139
  FDIC insurance                                            45            50
  Office supplies, telephone, and postage                  479           451
  Other                                                  1,253         1,240
                                                      --------      --------

      Total noninterest expense                          6,847         6,840
                                                      --------      --------

Income before income taxes                               5,168         4,743
Income tax expense                                       1,687         1,515
                                                      --------      --------

Net income                                            $  3,481      $  3,228
                                                      ========      ========